EXCHANGE TRADED CONCEPTS TRUST

Ideanomics NextGen Vehicles & Technology ETF (the “Fund”)

(NYSE Arca, Inc.: EKAR)

Supplement dated November 12, 2019 to the Fund’s

currently effective Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus and SAI and should be read in conjunction with those documents.

Effective October 21, 2019, Exchange Traded Concepts, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion of its management fee for the Fund in an amount equal to 0.30% of average daily net assets. The following changes to the Fund’s Prospectus and SAI apply:

•	In the Fund Summary section of the Prospectus, the table and text under the “Fees and Expenses” and “Example” headings are deleted in their entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver[1]	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%
[1]	Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive a portion of its management fee in an amount equal to 0.30% of average daily net assets through October 20, 2020, unless earlier terminated by the Board of Trustees of Exchange Traded Concepts Trust for any reason at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$66	$273	$496	$1,139

•	In the Prospectus, the third paragraph under “Fund Management” is deleted in its entirety and replaced with the following:

From April 1, 2019 through October 20, 2019, the Adviser voluntarily waived a portion of its management fee with respect to the Fund in an amount equal to 0.30% of the Fund’s average daily net assets. Effective October 21, 2019, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to 0.30% of average daily net assets through October 20, 2020, unless earlier terminated by the Board of Trustees of Exchange Traded Concepts Trust for any reason at any time.

•	In the SAI, the third paragraph under “Investment Advisory and Other Services” is replaced in its entirety with the following:

For the services the Adviser provides, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.95%. Effective October 21, 2019, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to 0.30% of the Fund’s average daily net assets through October 20, 2020, unless earlier terminated by the Board for any reason at any time. From April 1, 2019 through October 20, 2019, the Adviser voluntarily waived a portion of its management fee with respect to the Fund in an amount equal to 0.30% of average daily net assets. Through March 31, 2019, the Adviser contractually waived a portion of its fee in an amount equal to 0.30% of the Fund’s average daily net assets. For the fiscal period January 29, 2018 (commencement of operations) through November 30, 2018, the Fund paid the Adviser $46,834 in advisory fees, after waiver.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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